UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2009, the Board of Directors (the “Board”) of Orexigen Therapeutics, Inc. (the “Company”) appointed Patrick J. Mahaffy to the Board to fill a vacancy created in December 2008 by the resignation of Gary D. Tollefson, M.D., Ph.D., the Company’s former President and Chief Executive Officer. Mr. Mahaffy was appointed as a Class I director, with an initial term expiring at the Company’s 2011 annual meeting of stockholders. This appointment by the Board was based on the recommendation of its Nominating/Corporate Governance Committee. Mr. Mahaffy has been determined by the Board to be independent within the meaning of the independent director standards of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc.

In connection with Mr. Mahaffy’s appointment to the Board, Mr. Mahaffy will be entitled to receive compensation consistent with that of the Company’s other non-employee directors under the Company’s Independent Director Compensation Policy, as such policy may be amended from time to time. In accordance with the Independent Director Compensation Policy, Mr. Mahaffy has been granted an option to purchase 25,000 shares of the Company’s common stock for his service as a director. A complete copy of the Independent Director Compensation Policy was filed with the SEC as Exhibit 10.4 with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007 and is incorporated herein by reference. The above summary of the Independent Director Compensation Policy does not purport to be complete and the foregoing description of the terms of the policy is qualified in its entirety by reference to such exhibit.

There are no arrangements or understandings between Mr. Mahaffy and any other person pursuant to which he was selected to serve on the Board. There are no transactions in which the Company is a party and in which Mr. Mahaffy has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Independent Director Compensation Policy (incorporated by reference to Exhibit 10.4 filed with the SEC with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREXIGEN THERAPEUTICS, INC.

Date: March 2, 2009	By:	/s/ Graham K. Cooper
	Name:	Graham K. Cooper
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Independent Director Compensation Policy (incorporated by reference to Exhibit 10.4 filed with the SEC with Amendment No. 2 to the Company’s Registration Statement on Form S-1 on February 16, 2007).